UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10, 2023

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Amendment No. 1 to Current Report on Form 8-K (“Amendment No. 1”) is being filed with the U.S. Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original Form 8-K”) filed by WW International, Inc. (the “Company”) on April 14, 2023, which reported under Item 2.01 the completion of the Company’s previously announced acquisition Weekend Health, Inc., doing business as Sequence (“Weekend Health”), among other events. Under Item 9.01 of the Original Form 8-K, the Company stated that (i) the financial statements and (ii) the pro forma financial information required to be provided under Item 9.01 of Form 8-K would be provided by amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed. This Amendment No. 1 provides such information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited consolidated financial statements of Weekend Health as of and for the years ended December 31, 2022 and 2021 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Weekend Health as of and for the three months ended March 31, 2023 and 2022 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information

The unaudited Pro Forma Condensed Combined Financial Information of WW International, Inc. and Subsidiaries as of April 1, 2023, for the year ended December 31, 2022, and for the three months ended April 1, 2023 is filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit	Description

Exhibit 23.1	Consent of Independent Auditors

Exhibit 99.1	Audited consolidated financial statements of Weekend Health as of and for the years ended December 31, 2022 and 2021

Exhibit 99.2	Unaudited consolidated financial statements of Weekend Health as of and for the three months ended March 31, 2023 and 2022

Exhibit 99.3

Unaudited Pro Forma Condensed Combined Financial Information of WW International, Inc. and Subsidiaries as of April 1, 2023, for the year ended December 31, 2022, and for the three months ended April 1, 2023

Exhibit 104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: June 22, 2023	By:	/s/ Heather Stark
	Name:	Heather Stark
	Title:	Chief Financial Officer